UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	July 31, 2009

COMMUNITY PARTNERS BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-51889	20-3700861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1250 Highway 35 South, Middletown, New Jersey	07748
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(732) 706-9009

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On July 31, 2009, Community Partners Bancorp (the “Company”) issued a press release reporting earnings and other financial results for the second quarter and six months ended June 30, 2009.  A copy of the press release is attached and is being furnished as Exhibit 99.

The information disclosed in this Item 2.02 shall be considered “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Non-GAAP Financial Measures:

To supplement the financial results presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company has included in the attached press release certain non-GAAP financial measures.  These non-GAAP financial measures should not be considered in isolation, or as a substitute for, or superior to, financial measures calculated in accordance with GAAP and the Company strongly encourages investors to review its consolidated financial statements in their entirety and not to rely on any single financial measure.

Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. To ease the use and understanding of our supplemental non-GAAP financial measures, the Company includes a reconciliation to the most directly comparable GAAP financial measure.

The Company uses certain non-GAAP financial measures relating to pre-tax income from operations, in which two significant one-time transactions are excluded relating to (a) the sale of investment securities and (b) expenses for a FDIC Special Assessment.

The Company believes that these non-GAAP financial measures provide a more complete understanding of ongoing operations and enhance comparability of current results to prior periods as well as presenting the effects of one-time items in all periods presented. Management uses these non-GAAP financial measures, and the Company believes that investors may find it useful to see these measures, to analyze financial performance without the impact of one-time items that may obscure trends in the underlying performance of its business.  The Company has excluded these items because the Company believes that they are not reflective of ongoing results.

The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s financial results as determined in accordance with GAAP and that these measures should only be used to evaluate the Company’s financial results in conjunction with the corresponding GAAP measures.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

99           Press Release of Community Partners Bancorp, dated July 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY PARTNERS BANCORP

Date: July 31, 2009	By:	/s/ MICHAEL J. GORMLEY
		Name:	Michael J. Gormley
		Title:	Senior Vice President, CFO & COO

EXHIBIT INDEX

Exhibit No.	Title

99	Press Release of Community Partners Bancorp, dated July 31, 2009